RESTRICTED STOCK UNIT AWARD AGREEMENT Corporation: Louisiana-Pacific Corporation, a Delaware corporation (inclusive of any relevant Subsidiaries, “Corporation”) Awardee: [Employee name] (“Participant”) Plan: Louisiana-Pacific Corporation 2013 Omnibus Stock Award Plan, as amended (the “Plan”) Award: [XXX] Share units having a value equal to such number of Shares (“Restricted Stock Units”) Grant Date: __________ ___, 20___ (“Grant Date”) Corporation and Participant agree as follows: 1. Defined Terms. Capitalized terms used but not otherwise defined in this Restricted Stock Unit Award Agreement (the “Agreement”) have the meanings given them in the Plan. 2. Grant of Restricted Stock Units. As of the Grant Date, Corporation has granted to Participant the Restricted Stock Units (which Award is a form of restricted stock unit grant under the Plan). Each Restricted Stock Unit represents the right of Participant to receive one Share subject to and upon the terms and conditions of this Agreement and the Plan. 3. Acknowledgment. Participant acknowledges that the Restricted Stock Units are subject to the terms and conditions set forth in this Agreement and in the Plan. 4. Vesting of Restricted Stock Units. (a) Except as otherwise provided herein, the Restricted Stock Units will become nonforfeitable and payable to Participant pursuant to Section 5 hereof having a ratable vesting schedule of 1/3 of the award per year on the anniversary of the Grant Date (each such anniversary, the applicable “Vesting Date”), conditioned upon Participant’s continuous employment with Corporation through the applicable Vesting Date. Any Restricted Stock Units that do not so become nonforfeitable will be forfeited, including, except as provided in this

Page 2 Section 4 below, if Participant ceases to be continuously employed by Corporation prior to the applicable Vesting Date. For purposes of this Agreement, “continuously employed” means the absence of any interruption or termination of Participant’s employment with Corporation. Continuous employment shall not be considered interrupted or terminated in the case of sick leave, military leave or any other leave of absence approved in writing by Corporation or in the case of transfers between Corporation’s locations or places of business. (b) Notwithstanding Section 4(a) above, if in connection with a Change of Control, the acquiring corporation (or other successor to Corporation, or if applicable, Corporation itself, in the Change of Control) (collectively, and together with such entity’s subsidiaries, the “Successor”) does not assume the Restricted Stock Units, then all the Restricted Stock Units that have not previously become nonforfeitable or been forfeited shall become nonforfeitable as of immediately prior to the Change of Control and payable to Participant pursuant to Section 5 hereof. Notwithstanding Section 4(a) above, if in connection with a Change of Control, the Successor assumes the Restricted Stock Units, the Restricted Stock Units shall continue to vest as provided in Section 4(a) and become payable to Participant pursuant to Section 5 hereof; provided, that if Participant’s employment with the Successor (i) is involuntarily terminated within 12 months following the Change of Control for any reason other than termination for Cause (as defined below), or (ii) is terminated by Participant for Good Reason (as defined below) within 12 months following the Change of Control and Participant is a party to an employment or other agreement with Corporation that provides rights to Participant upon a termination for Good Reason, then all the Restricted Stock Units that have not previously become nonforfeitable or been forfeited shall become nonforfeitable as of the date Participant’s employment is terminated and shall be payable to Participant pursuant to Section 5 hereof.

Page 3 (c) Notwithstanding Section 4(a) above, if Participant experiences a termination of employment because of Participant’s Retirement (as defined below), on or after the first anniversary of the Grant Date but prior to the last Vesting Date, then, if the Restricted Stock Units have not previously become nonforfeitable, a number of Restricted Stock Units shall become nonforfeitable upon such Retirement and result in payment, at the time described in Section 5, in an amount equal to (A) the product of (i) the Restricted Stock Units that would have resulted in payment in accordance with the terms of Section 4(a) if Participant had remained in the continuous employ of Corporation from the Grant Date until the last Vesting Date, multiplied by (ii) a fraction (in no case greater than 1), the numerator of which is the number of whole months from the Grant Date through the date of Retirement, and the denominator of which is 36, minus (B) the number of Restricted Stock Units that have previously become nonforfeitable or been forfeited. (d) Notwithstanding Section 4(a) above, if Participant experiences a termination of employment because of Participant’s death or Disability during the period commencing on the Grant Date and ending on the last Vesting Date, then a number of Restricted Stock Units shall become nonforfeitable upon such death or termination of employment due to Disability and result in payment, at the time described in Section 5, in an amount equal to (A) the product of (i) the Restricted Stock Units that would have resulted in payment in accordance with the terms of Section 4(a) if Participant had remained in the continuous employ of Corporation from the Grant Date until the last Vesting Date, multiplied by (ii) a fraction (in no case greater than 1), the numerator of which is the number of whole months from the Grant Date through the date of such death or termination of employment due to Disability, and the denominator of which is 36, minus (B) the number of Restricted Stock Units that have previously become nonforfeitable or been forfeited.

Page 4 (e) For purposes of this Agreement: (i) “Cause” means unless otherwise provided in a written agreement between Participant and Corporation, termination of Participant’s service relationship with Participant’s employer for any of the following reasons: (A) Participant’s willful failure to perform his or her duties and responsibilities to the Successor; (B) Participant’s commission of any act of fraud, embezzlement or dishonesty, or any other misconduct that has caused or is reasonably expected to result in injury to the Successor (including, for the avoidance of doubt, reputational harm); (C) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Successor or any other party to whom Participant owes an obligation of nondisclosure as a result of their relationship with the Successor; (D) Participant’s material breach of any of his or her obligations under any written agreement or covenant with the Successor, including, without limitation, any noncompetition obligation; (E) Participant’s commission of a felony or other crime involving moral turpitude; or (F) Participant’s gross negligence in connection with his or her performance of services for the Successor. (ii) “Good Reason” will have the meaning set forth in any applicable employment agreement or other written agreement between Participant, on the one hand, and Corporation or the Successor, on the other hand. (iii) “Retirement” means the voluntary termination of Participant’s employment with Corporation or a Successor if (A) Participant is then at least age 55 and has completed at least twenty (20) years of continuous service with Corporation and/or the Successor, (B) Participant is then at least age 60 and has

Page 5 completed at least ten (10) years of continuous service with Corporation and/or the Successor, or (C) Participant is then at least age 65 and has completed at least five (5) years of continuous service with Corporation and/or the Successor. 5. Form and Time of Payment of Restricted Stock Units. (a) Payment for the Restricted Stock Units, after and to the extent they have become nonforfeitable, shall be made in the form of Shares; provided, that the Administrator may provide for a cash settlement of the equivalent value thereof in its sole and absolute discretion. Except as provided in Section 5(b) or Section 5(c), such payment shall be made within 10 days following the date that the Restricted Stock Units become nonforfeitable pursuant to Section 4 hereof. (b) Notwithstanding Section 5(a), if the Restricted Stock Units become nonforfeitable (i) in connection with the occurrence of a Change of Control pursuant to Section 4(b), and if the Change of Control does not constitute a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code, or (ii) by reason of a termination of Participant’s employment due to Participant’s Retirement or Disability, and if such termination does not constitute a “separation from service” with Corporation for purposes of Section 409A(a)(2)(A)(i) of the Code, then payment for the Restricted Stock Units will be made upon the earliest of (w) Participant’s “separation from service” with Corporation (determined in accordance with Section 409A(a)(2)(A)(i) of the Code and subject to Section 5(c) below), (x) the applicable Vesting Date(s), (y) Participant’s death, or (z) the occurrence of a Change of Control that constitutes a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code. (c) Notwithstanding anything herein to the contrary, if the Restricted Stock Units become payable on Participant’s “separation from service” with Corporation within the

Page 6 meaning of Section 409A(a)(2)(A)(i) of the Code and Participant is a “specified employee” as determined pursuant to procedures adopted by Corporation in compliance with Section 409A of the Code, then, to the extent necessary to comply with Section 409A of the Code, the payment for the Restricted Stock Units shall be made on the earlier of the first day of the seventh month after the date of Participant’s “separation from service” with Corporation within the meaning of Section 409A(a)(2)(A)(i) of the Code or Participant’s death. (d) Except to the extent provided by Section 409A of the Code and permitted by the Administrator, no Shares may be issued (or cash paid) to Participant pursuant to this Award at a time earlier than otherwise expressly provided in this Agreement. (e) Corporation’s obligations to Participant with respect to the Restricted Stock Units will be satisfied in full upon the issuance of Shares (or payment in cash, as provided in Section 5) corresponding to such Restricted Stock Units. 6. Restrictions on Transfer. Subject to Section 6.6(a) of the Plan, until payment is made to Participant as provided herein, Participant may not sell, assign, pledge, transfer, encumber or otherwise dispose of the Restricted Stock Units (or the Shares subject to the Restricted Stock Units). 7. Dividend, Voting and Other Rights. Participant will not have any rights as a stockholder with respect to the Restricted Stock Units until the time Shares have been issued in settlement of the Restricted Stock Units as described in Section 5. From and after the Grant Date and until the time when the Restricted Stock Units are paid in accordance with Section 5, to the extent the underlying Shares have not yet been forfeited by Participant, on the ex-dividend date with respect to any cash dividend (if any) to holders of Shares generally, Participant shall be credited with additional Restricted Stock Units approximately equal in value, as determined by the

Page 7 Administrator, to such distribution. Any Restricted Stock Units credited pursuant to the immediately preceding sentence shall be subject to the same applicable terms and conditions (including vesting, payment and forfeitability) as apply to the Restricted Stock Units with respect to which they were credited, and such amounts shall be paid in Shares (or cash, as provided in Section 5) at the same time as the Restricted Stock Units to which they relate. 8. Tax Withholding. Corporation will have the right to deduct from any settlement of the Restricted Stock Units any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. Participant must make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations. Corporation will not be required to make any such payment until such obligations are satisfied. Unless otherwise determined by the Board or the Administrator, such withholding requirement shall be satisfied by retention by Corporation of a portion of the Shares to be delivered to Participant, and the Shares so retained shall be credited against such withholding requirement at the Fair Market Value per Share of such Shares on the date of such delivery. In no event will the Fair Market Value of the Shares to be withheld pursuant to this Section 8 to satisfy applicable withholding obligations exceed the maximum statutory tax rates applicable to Participant in the applicable jurisdiction(s). 9. Miscellaneous. (a) Compliance With Law. Corporation shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of the Plan and this Agreement, Corporation shall not be

Page 8 obligated to issue any Shares pursuant to this Agreement if the issuance thereof would result in a violation of any such law. (b) Compliance With Section 409A of the Code. To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code. This Agreement and the Plan shall be administered in a manner consistent with this intent, and any provision that would cause this Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force or effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by Corporation without the consent of Participant). (c) Interpretation. Any reference in this Agreement to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. (d) No Employment Rights. The grant of the Restricted Stock Units under this Agreement to Participant is a voluntary, discretionary award being made on a one-time basis and it does not constitute a commitment to make any future awards. The grant of the Restricted Stock Units and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained in this Agreement shall confer upon Participant any right to be employed or remain employed by Corporation, nor limit or affect in any manner the right of Corporation to terminate the employment or adjust the compensation of Participant. (e) Relation to Other Benefits. Any economic or other benefit to Participant under this Agreement or the Plan shall not be taken into account in determining any benefits to

Page 9 which Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by Corporation and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of Corporation. (f) Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that (i) no amendment shall adversely affect the rights of Participant under this Agreement without Participant’s written consent, and (ii) Participant’s consent shall not be required to an amendment that is deemed necessary by Corporation to ensure compliance with Section 409A of the Code or Section 10D of the Exchange Act. (g) Adjustments. The Restricted Stock Units and the number of Shares issuable for the Restricted Stock Units and the other terms and conditions of the Award evidenced by this Agreement are subject to adjustment as provided in Article 12 of the Plan. (h) Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

Page 10 (i) Relation to Plan; Repayment Obligation. (i) This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. The Administrator acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein or in the Plan, have the right to determine any questions which arise in connection with this Agreement. (ii) Notwithstanding anything in this Agreement to the contrary, Participant acknowledges and agrees that this Agreement and the Award described herein (and any settlement thereof) shall be subject to (A) the Corporation’s recoupment policy, as may be in effect from time to time (the “Compensation Recovery Policy”), and (B) the recoupment obligations described in the Compensation Recovery Policy. (j) Successors and Assigns. Without limiting the provisions of this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Participant, and the successors and assigns of Corporation. (k) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement. (l) Acknowledgement. Participant acknowledges that (i) a copy of the Plan has been made available to Participant, (ii) Participant has had an opportunity to review the terms of

Page 11 this Agreement and the Plan, (iii) Participant understands the terms and conditions of this Agreement and the Plan and (iv) Participant agrees to such terms and conditions. (m) Electronic Delivery. Corporation may, in its sole discretion, deliver any documents related to the Restricted Stock Units and Participant’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on- line or electronic system established and maintained by Corporation or another third party designated by Corporation. [signature page follows]

Page 12 IN WITNESS WHEREOF, Corporation has caused this Agreement to be executed on its behalf by its duly authorized officer and Participant has executed this Agreement, effective as of _________, ___, 20__. Corporation: LOUISIANA-PACIFIC CORPORATION _____________________________________ By: [officer name] Its: [officer title] Participant: [Participant name] 32369675.10